EXHIBIT 24.1

                                                               POWER OF ATTORNEY


                                   VIACOM INC.

                                Power of Attorney



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-3 previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statements or amendments thereto or supplements or amendments to such Prospectus, covering, in each case, the offering and issuance of debt securities of Viacom Inc. and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2000.


                                           /s/ GEORGE S. ABRAMS
                                         ---------------------------
                                               George S. Abrams

                                           /s/ DAVID R. ANDELMAN
                                         ---------------------------
                                               David R. Andelman

                                           /s/ GEORGE H. CONRADES
                                         ---------------------------
                                              George H. Conrades

                                           /s/ PHILIPPE P. DAUMAN
                                         ---------------------------
                                              Philippe P. Dauman

                                           /s/ WILLIAM H. GRAY III
                                         ---------------------------
                                              William H. Gray III

                                           /s/ MEL KARMAZIN
                                         ---------------------------
                                                 Mel Karmazin

                                           /s/ JAN LESCHLY
                                         ---------------------------
                                                  Jan Leschly

                                           /s/ DAVID T. MCLAUGHLIN
                                         ---------------------------
                                              David T. McLaughlin

                                           /s/ LESLIE MOONVES
                                         ---------------------------
                                                Leslie Moonves

                                           /s/ BRENT D. REDSTONE
                                         ---------------------------
                                               Brent D. Redstone

                                           /s/ SHARI REDSTONE
                                         ---------------------------
                                                Shari Redstone

                                           /s/ FREDERIC V. SALERNO
                                         ---------------------------
                                              Frederic V. Salerno

                                           /s/ WILLIAM SCHWARTZ
                                         ---------------------------
                                               William Schwartz

                                           /s/ IVAN SEIDENBERG
                                         ---------------------------
                                                Ivan Seidenberg

                                           /s/ PATTY STONESIFER
                                         ---------------------------
                                               Patty Stonesifer

                                           /s/ ROBERT D. WALTER
                                         ---------------------------
                                               Robert D. Walter


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